UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
_____________________________________________________________________

Date of Report (Date of earliest event reported): October 1, 2026

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    300 Boston Scientific Way, Marlborough, Massachusetts                 01752-1234
    (Address of principal executive offices)                           (Zip Code)

(508) 683-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange
0.625% Senior Notes due 2027	BSX27	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

Chief Operating Officer

On October 7, 2026, Boston Scientific Corporation (the “Company”) announced that Joe Fitzgerald, who currently serves as Executive Vice President and Group President, Cardiovascular, has been promoted to Executive Vice President and Chief Operating Officer of the Company, effective as of January 1, 2027.

Mr. Fitzgerald, age 63, joined the Company in 1990, and has held a variety of management positions in the Company’s Cardiovascular business. In his current position, which he has held since May 2022, Mr. Fitzgerald oversees development and commercialization of advanced heart therapies for health care professionals and patients globally. Prior to that, Mr. Fitzgerald served as Executive Vice President and President, Cardiology from January 2022 to April 2022, as Executive Vice President and President, Interventional Cardiology from July 2020 to January 2022, as Executive Vice President and President, Rhythm Management from 2014 to 2020, and as Senior Vice President and President, Cardiac Rhythm Management from 2011 to 2014, as well as various roles of increasing responsibility prior to that. Mr. Fitzgerald is a member of the Company’s Global Council for Inclusion and is executive sponsor of the Company’s Women’s Network employee resource group. Mr. Fitzgerald received an MBA from Southern Illinois University with a concentration in marketing and finance and a BS in business from Indiana University.

Under the terms of Mr. Fitzgerald’s offer letter (the “Offer Letter”), effective as of January 1, 2027, as Executive Vice President and Chief Operating Officer, Mr. Fitzgerald will be entitled to the following:
•An annual base salary of $1,050,000;
•Continued eligibility to participate in the Company’s Annual Bonus Plan, with an incentive target percentage equal to 110% of his annual base salary;
•Continued eligibility to participate in the Company’s Deferred Bonus Plan, as previously filed with the SEC, pursuant to which Mr. Fitzgerald is able to elect to defer up to 75% of the annual bonus awarded to him for each applicable year;
•An annual equity award for 2027 having a total grant date fair value of $7,000,000, to be made pursuant to the Company’s 2011 Long Term Incentive Plan, as amended (the “LTIP”), as previously filed with the SEC, and in the normal course for annual equity awards granted to executive officers pursuant to the Company’s long term incentive program, expected in February 2027. The equity award will be in the form of non-qualified stock options and restricted stock units (“RSUs”), including performance-based RSUs, in each case subject to the provisions of the LTIP and applicable award agreements and vesting 25% per year; thereafter, long term incentive compensation grants for Mr. Fitzgerald will be evaluated annually in the normal course by the Executive Compensation and Human Resources Committee of the Company’s Board of Directors, consistent with the Company’s long term incentive program for its executive officers;
•Continued eligibility to participate in the Company’s Executive Retirement Plan, as previously filed with the SEC, under which Mr. Fitzgerald would be eligible to receive certain benefits if he retires (as defined in the Executive Retirement Plan) from the Company, including a lump sum payment equal to 2.5 months base salary for each year of service, subject to a maximum benefit of 36 months; and
•Payments and benefits provided for under the Company’s standard form of Change in Control Agreement for its executive officers, as previously filed with the SEC, in the event of, following a Change in Control, Mr. Fitzgerald’s termination by the Company without “cause” or his resignation for “good reason,” all subject to and in accordance with the agreement.

The Company has previously entered into an Indemnification Agreement with Mr. Fitzgerald on the Company’s standard form for its executive officers, as previously filed with the SEC.

A form of Mr. Fitzgerald’s Offer Letter is included in this filing as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Offer Letter.

There are no arrangements or understandings between Mr. Fitzgerald and any other person pursuant to which Mr. Fitzgerald was selected as an officer, and there are no family relationships between Mr. Fitzgerald and any director or other officer of the Company. Certain transactions since the beginning of the Company’s last fiscal year in which the Company is a participant and in which Mr. Fitzgerald has an interest that are required to be reported under Item 404(a) of Regulation S-K are described in the section titled “Related Party Transactions” in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on March 18, 2026.

Chief Accounting Officer

On October 1, 2026, the Company’s Board of Directors appointed Emily Woodworth (Collins) as Senior Vice President, Global Finance Controller and Finance Transformation, effective as of March 1, 2027. Ms. Woodworth will continue serving in her current position as Senior Vice President, Global Controller and Chief Accounting Officer, which she has held since January 2024, until March 1, 2027, at which time Ms. Woodworth will no longer serve as the Company’s Chief Accounting Officer. Ms. Woodworth’s transition from the Chief Accounting Officer position is not due to any disagreement with the Company on any matter relating to the Company’s financial statements, internal control over financial reporting, operations, policies, or practices.

Also on October 1, 2026, the Company’s Board of Directors appointed Mark Bickel, age 49, as Senior Vice President, Global Accounting Controller and Chief Accounting Officer, effective as of March 1, 2027. Mr. Bickel currently serves as Senior Vice President, Finance and Global Controller of the Company’s Cardiovascular business, a position he has held since January 2025. Prior to serving in his current role, Mr. Bickel served in various roles of increasing responsibility, including as Group Vice President, Finance and Global Cardiology Controller from 2022 to 2024, and before that as Vice President, Finance and Global Controller, Rhythm Management from 2013 to 2021. Mr. Bickel received an MBA from Indiana University with a concentration in finance, a BS in physical therapy from Indiana University, and is an active Certified Public Accountant (CPA).

Mr. Bickel is expected to receive a base salary and participate in the Company’s annual bonus plan and incentive stock awards program, as well as continue to be eligible to participate in other employee benefit programs, commensurate with the Company’s officers.

There are no arrangements or understandings between Mr. Bickel and any other person pursuant to which Mr. Bickel was selected as an officer, and there are no family relationships between Mr. Bickel and any director or other officer of the Company. Mr. Bickel does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

A copy of the Company’s press release dated October 7, 2026, announcing the events described under Item 5.02 above is included in this filing as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.        Description

10.1    Form of Offer Letter dated October 1, 2026 between Mr. Fitzgerald and Boston Scientific Corporation.

99.1        Press Release issued by Boston Scientific Corporation, dated October 7, 2026.

104            Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 7, 2026	BOSTON SCIENTIFIC CORPORATION

		By:	/s/ Susan Thompson
Susan Thompson
Vice President, Chief Corporate Counsel and Assistant Secretary